EXHIBIT 10.1
EXECUTION COPY
AMENDMENT NUMBER 7 TO MEMBERS AGREEMENT
     THIS AMENDMENT NUMBER 7, dated as of January 2, 2007 (this “Amendment”), to the Members Agreement, dated as of September 18, 2002 and amended by Amendment Number 1 thereto as of June 15, 2004, Amendment Number 2 thereto as of July 8, 2004, Amendment Number 3 thereto as of June 15, 2005, Amendment Number 4 thereto as of August 1, 2005, Amendment Number 5 thereto as of November 8, 2006 and Amendment Number 6 thereto as of November 8, 2006 (as amended or supplemented from time to time as permitted thereby, the “Members Agreement”), among CF LEASING LTD., a company with limited liability organized and existing under the laws of Bermuda (together with its successors and permitted assigns, the “Company”), FB TRANSPORTATION CAPITAL LLC, a Delaware limited liability company (“FBT”), and CRONOS EQUIPMENT (BERMUDA) LIMITED, a limited liability company organized and existing under the laws of Bermuda (“Cronos”), FB AVIATION & INTERMODAL FINANCE HOLDING B.V., a limited liability company organized under the laws of The Netherlands (“FBA”), and joined by THE CRONOS GROUP, a société anonyme holding organized and existing under the laws of Grand Duchy of Luxembourg (“The Cronos Group”).
W I T N E S S E T H:
     WHEREAS, the parties have previously entered into the Members Agreement;
     WHEREAS, the parties desire to amend the Members Agreement in order to increase the Commitment of each Member from $30,000,000 to $35,000,000.
     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
     SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Members Agreement.
     SECTION 2. Amendment to the Members Agreement. Effective upon the date hereof, following the execution and delivery hereof, the Commitment of each Member shall be increased from Thirty Million Dollars ($30,000,000) to Thirty-Five Million Dollars ($35,000,000). Accordingly, Exhibit C to the Members Agreement shall be amended by deleting it in its entirety and replacing it with new Exhibit C attached to this Amendment. For the avoidance of doubt, FBT and FBA shall together be treated as a single Member with respect to determining the respective Commitments of the Members.
     SECTION 3. Effectiveness of Amendment; Terms of this Amendment.
     (a) This Amendment shall become effective as of January 2, 2007.
     (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Members Agreement, and (ii) each reference in the Members Agreement to “this

Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Members Agreement shall mean and be a reference to the Members Agreement as amended or modified hereby.
     (d) Except as expressly amended or modified hereby, the Members Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
     SECTION 4. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts (including by fax and/or email), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
     SECTION 5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     SECTION 6. Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AMENDMENT, EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES HERETO HEREBY IRREVOCABLY APPOINT AND DESIGNATES CT CORPORATION SYSTEM, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF RECEIVING AND FORWARDING LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH PARTY HERETO AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402, EACH PARTY HERETO SHALL MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL THE TERMINATION OF THE MEMBERS AGREEMENT. IF SUCH AGENT SHALL CEASE TO SO ACT, THE PARTIES HERETO SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT AND SHALL PROMPTLY DELIVER TO THE PARTIES HERETO EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.
[Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

CF LEASING LTD.

By:	Peter J. Younger

Name: Peter J. Younger
Title: Director
Amendment No. 7 to Members Agt.

FB AVIATION & INTERMODAL FINANCE HOLDING B.V.

By:	/s/ J. W. Kuijpers

Name: J. W. Kuijpers
Acting on behalf of FB Corporate Holding
B.V. (director)

By:	/s/ J. Ketelaar

Name: J. Ketelaar
Acting on behalf of FB Corporate Holding
B.V. (director)
Amendment No. 7 to Members Agt.

FB TRANSPORTATION CAPITAL LLC

By:	/s/ M.A.N. van Lacum

Name: M.A.N. van Lacum
Title: Director

By:	/s/ Milton Anderson

Name: Milton Anderson
Title: Managing Director
Amendment No. 7 to Members Agt.

THE CRONOS GROUP

By:	/s/ Dennis J. Tietz

Name: Dennis J. Tietz
Title: Director
Amendment No. 7 to Members Agt.

CRONOS EQUIPMENT (BERMUDA) LIMITED

By:	/s/ Dennis J. Tietz

Name: Dennis J. Tietz
Title: Director
Amendment No. 7 to Members Agt.

EXHIBIT C
STATED AMOUNTS AND PERCENTAGES FOR MEMBERS

Name of Member	Sharing Ratio	Aggregate Commitment
Cronos Equipment (Bermuda) Limited	50%	$35,000,000

FB Transportation Capital LLC	50%	$35,000,000